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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 and related Prospectus of our report dated February 20, 1996 appearing on page F-2 of AlphaNet Solutions, Inc.'s Registration Statement on Form S-1 as declared effective by the Securities and Exchange Commission on March 20, 1996.





PRICE WATERHOUSE LLP
Morristown, New Jersey
January 31, 1997